15. CREDIT QUALITY OF FINANCING RECEIVABLES AND ALLOWANCE FOR CREDIT LOSSES (Details 3) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Less: allowance for credit losses	$ 16,658	$ 12,337	$ 5,544
Total	283,381	267,908
Nonperforming Financing Receivable
Less than 90 days	16,223	19,103
Over 90 days	30,645	22,869
Financing Receivable, Recorded Investment, Past Due	46,868	41,972
Less: allowance for credit losses	(16,409)	(12,041)
Total	$ 30,459	$ 29,931